SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  August 29, 2003

REVCARE, INC.
(Exact name of registrant as specified in its charter)

Nevada	0-17192	84-1061382
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5400 Orange Avenue, Suite 200, Cypress, CA		90630
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (714) 995-0627

N/A
(Former name or former address, if changed since last report)

Item 2.  Acquisition or Disposition of Assets.

As previously reported in our current report on Form 8-K filed August 15, 2003, we have been negotiating the transfer of substantially all of the assets related to our administrative and back office temporary staffing division (the “Staffing Business”).  On August 29, 2003, we entered into an Exchange Agreement with Russell and Suzette Mohrmann and their affiliate, Hospital Employee Labor Pool, a California corporation, or HELP, pursuant to which the transfer was consummated.

Pursuant to the terms of the Exchange Agreement, HELP has acquired substantially all of the assets of the Staffing Business in exchange for:

•                  the reduction of $1,900,000 of the indebtedness we owed to the Mohrmanns and their affiliates under various notes we had previously issued to them when we acquired a number of businesses from them in 2000

•                  the modification of the terms on the remaining $646,719 owed to the Mohrmanns, including the extension of our payment obligation, with payments of $25,000 now being due each month commencing approximately September 1, 2004, the termination of the security interest held by the Mohrmanns and the subordination of their debt to our other lenders.

Upon the effectiveness of the transfer, our employment relationship with all of the employees of the Staffing Business, including Mr. Mohrmann, was terminated and they commenced employment with HELP.  HELP will sublease space from us under a two-year sublease.  We agreed to certain restrictions on our ability to compete or solicit customers or employees with respect to the Staffing Business for a period of two years.  HELP and the Mohrmanns agreed to similar restrictions with respect to customers and employees of ours.

In connection with the transfer arrangements, we also amended and restated the terms of the promissory note we originally issued to Mr. Mohrmann and our chief executive officer, Manuel Occiano, in September 2001.  In September 2001, Messrs. Mohrmann and Occiano personally borrowed funds from a commercial bank and then loaned the proceeds to us.  We agreed to make interest payments to their commercial lender to the same extent Messrs. Mohrmann and Occiano were required to make payments under their commercial bank loan, which interest payments would be credited against the note we had issued.  In June 2003, the terms of Messr. Mohrmann’s and Occiano’s commercial bank loan were modified to require monthly payments of principal in the amount of $25,000 plus all accrued but unpaid interest.  Accordingly, we modified the terms of our promissory note in favor of Messrs. Mohrmann and Occiano to provide for the same payment terms, which payments shall be paid directly by us to the commercial lender and shall be credited against the amended and restated note.

Copies of the Exchange Agreement and the other agreements implementing these arrangements are filed as Exhibits 2.1 and 99.1 through 99.5 to this Form 8-K and incorporated herein by reference.

Item 5.  Other Events

As previously reported in our current report on Form 8-K filed August 15, 2003, we executed a term sheet with our majority stockholder, FBR Financial Services Partners, L.P. (“FBR”), regarding a possible additional financing.  On August 29, 2003, we executed the relevant documents under which FBR loaned us $1,000,000.  In connection with this loan, the maturity date of all indebtedness that we owe to FBR and Robert Perez was extended to September 1, 2005, with all outstanding principal and accrued interest due on this date, subject to customary events of acceleration.  In addition, the terms of all of the indebtedness are substantially similar, pursuant to amended and restated secured convertible promissory notes which we issued in exchange for all prior notes.  All of the new notes are secured by substantially all of our assets, including the shares in our subsidiary, Orange County Professional Services, Inc., pursuant to a security agreement.  We also entered agreements with our lenders regarding the priority of their respective security interests.  The loan arrangements included an extension of Mr. Perez’s employment agreement until his note is paid in full.  The use of proceeds for the new $1,000,000 loan from FBR will be to reduce the collections payable to certain of our California-based delinquent debt collection clients.

Copies of the agreements implementing these arrangements are filed as Exhibits 99.6 through 99.11 to this Form 8-K and incorporated herein by reference.

We provided copies of our current reports on Form 8-K filed on July 10, 2003 and August 15, 2003, respectively, to the Division of Enforcement of the Securities and Exchange Commission.  Since that time, we have been notified by the SEC that it has begun an informal investigation involving the company.  We are cooperating with the SEC in this process.

The foregoing summary of the matters described on this current report on Form 8-K is subject to, and qualified in its entirety by, the exhibits to this Form 8-K.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(a)                        Not applicable

(b)                       Pro Forma Financial Information

The pro forma financial information which is required pursuant to Article 11 of Regulation S-X in connection with the transfer will be filed within the time frame prescribed by applicable requirements.

(c)                        Exhibits

As noted above, the following exhibits (all of which are incorporated herein by reference) are attached to this Form 8-K:

Exhibit No.	Exhibit

2.1	Exchange Agreement between the Registrant, Orange County Professional Services, Inc., Hospital Employee Labor Pool and Russell and Suzette Mohrmann dated August 29, 2003

99.1	Amended and Restated Secured Promissory Note dated August 29, 2003 in the original principal amount of $646,718.10, executed by the Registrant in favor of Russell and Suzette Mohrmann

99.2	Subordination Agreement dated August 29, 2003 by and among the Registrant, FBR Financial Services Partners, L.P. and Russell and Suzette Mohrmann

99.3	Noncompetition Agreement dated August 29, 2003 by and among the Registrant, Hospital Employee Labor Pool and Russell and Suzette Mohrmann dated August 29, 2003

99.4	Nonsolicitation Agreement dated August 29, 2003 by and among the Registrant, Hospital Employee Labor Pool and Russell and Suzette Mohrmann dated August 29, 2003

99.5	Amended and Restated Promissory Note dated August 29, 2003 in the original principal amount of $250,000, executed by the Registrant in favor of Russell Mohrmann and Manuel Occiano

99.6	mended and Restated Secured Promissory Note dated August 29, 2003 in the original principal amount of $1,502,000, executed by the Registrant in favor of FBR Financial Services Partners, L.P.

99.7	Amended and Restated Secured Promissory Note dated August 29, 2003 in the original principal amount of $1,220,324.83, executed by the Registrant in favor of FBR Financial Services Partners, L.P.

99.8	Amended and Restated Secured Promissory Note dated August 29, 2003 in the original principal amount of $1,232,272.21, executed by the Registrant in favor of Robert and Barbara Perez

99.9	Amended and Restated Security Agreement dated August 29, 2003 by and among the Registrant, Financial Services Partners, L.P. and Robert and Barbara Perez

99.10	Amended and Restated Intercreditor Agreement dated August 29, 2003 by and among the Registrant, Financial Services Partners, L.P. and Robert and Barbara Perez

99.11	First Amendment to Employment Agreement dated August 29, 2003 by and among the Registrant and Robert Perez

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 12, 2003

REVCARE, INC.

By:	/s/ Manuel Occiano
Name:	Manuel Occiano
Title:	Chief Executive Officer